EXHIBIT M

BILL OF SALE AND ASSIGNMENT
For good and valuable consideration, receipt of which is hereby acknowledged, and pursuant to the Asset Purchase
Agreement dated
as of July 21, 1998 (the "Agreement"), by and among

GOTTSCHALKS
INC., a Delaware corporation ("Buyer"), THE HARRIS
COMPANY, a
California corporation ("Seller"), and EL CORTE INGLES,
S.A., a
Spanish corporation and the parent of Seller ("ECI"), and intending to be legally bound hereby, Seller does hereby unconditionally and irrevocably sell, convey, grant, assign and transfer to Buyer, its successors and assigns, all of Seller's legal, beneficial and other right, title and interest in and to the business and assets, properties, rights, interests, privileges, claims and contracts of every kind and nature, tangible and intangible, of Seller including, without limitation, the items described more particularly in Schedule 1 attached hereto and incorporated herein by reference
(collectively, the
"Purchased Assets").
Terms used herein and not defined have the meanings assigned to them in the Agreement. Nothing herein is intended to limit or supersede or enlarge or modify in any way the representations and warranties of Seller set forth in the Agreement.
Notwithstanding anything to the contrary contained in this Bill of Sale and Assignment, the "Purchased Assets" do not include, and Seller does not hereby sell, convey, assign or transfer to
Buyer any of Seller's right, title or interest in or to, the
Excluded Assets described in Schedule 2 attached hereto and incorporated herein by reference.
Seller hereby represents and warrants that (i) the Purchased
Assets are free and clear of any Encumbrance (as defined in the
Agreement), except Permitted Exceptions, (ii) that it has good and marketable title to the Purchased Assets, and no agreements or understandings exist which limit or restrict the right of
Seller to transfer the Purchased Assets to Buyer, and
(iii) the
Purchased Assets are the assets described in Section
2.1(a) of
the Agreement.
Seller, for itself and its respective successors and assigns, hereby covenants and agrees that, without further consideration, at any time and from time to time after the date hereof, it will execute and deliver to Buyer such further instruments of sale, conveyance, assignment and transfer, and take such other action, all upon the reasonable request of Buyer, in order more effectively to sell, convey, grant, assign, transfer and deliver all or any portion of the Purchased Assets to Buyer, and to assure and confirm to any other person the ownership of the
Purchased Assets by Buyer, and to permit Buyer to exercise any of the franchises, rights, licenses or privileges intended to be sold conveyed, assigned, transferred and delivered by Seller to
Buyer pursuant to this Bill of Sale and Assignment.
IN WITNESS WHEREOF, Seller has caused this Bill of Sale and
Assignment to be executed this _____ day of ______, 1998.
                              THE HARRIS COMPANY

                              By:
                              Name:
                              Title:



ACCEPTED AND AGREED:
GOTTSCHALKS INC.
By: ________________________
Name: ______________________
Title: _____________________


EXHIBIT N

SPECIAL POWER OF ATTORNEY
THE HARRIS COMPANY, a California corporation
("Seller"), does
hereby constitute and appoint GOTTSCHALKS INC., a Delaware corporation ("Buyer"), the true and lawful attorney-in-fact of
Seller in its name, place and stead,
               (i)  to execute, acknowledge and deliver
all such
further assignments, transfers, conveyances, deeds, bills of sale or other instruments, documents or assurances as may be required to transfer to or vest in Buyer or to protect the right, title and interest of Buyer in the Purchased Assets conveyed
(or
intended to be conveyed) by Seller to Buyer pursuant to the Asset
Purchase Agreement dated as of July 21, 1998 by and among Buyer,
Seller and El Corte Ingles, S.A., a Spanish corporation and the parent of Seller (the "Agreement");
    (ii)  to enforce the provisions of insurance
policies
included in the Purchased Assets; and
   (iii) to accept and endorse and deposit for Buyer's own account instruments, drafts, checks, notes and other similar items payable to Seller (or presented in payment to Buyer) for any of the Purchased Assets.

This power of attorney may be exercised on behalf of Buyer by any officer or employee of Buyer by affixing the manual or facsimile signature of any such officer or employee of Buyer to any such instrument or other document.
Seller further gives and grants to its said attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of the foregoing powers as fully as Seller might or could do, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
This Special Power of Attorney is coupled with an interest and is irrevocable.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, Seller has executed this Special
Power of
Attorney this ____ day of _______, 1998, at
________________________.

                              THE HARRIS COMPANY
                              By:
                              Name:
                              Title:

 STATEMENT OF WITNESSES

I declare under penalty of perjury under the laws of
California
that the person who signed or acknowledged this
document is
personally known to me (or proved to me on the basis of
convincing evidence) to be the principal, that the
principal
signed or acknowledged this power of attorney in my
presence and
that the principal appears to be of sound mind and
under no
duress, fraud or undue influence.
Signature:  ______________________________
Print Name: ______________________________
Date: ____________________________________
Residence Address: _______________________
__________________________________________
__________________________________________
Signature:  ______________________________
Print Name: ______________________________
Date: ____________________________________
Residence Address: _______________________
__________________________________________
__________________________________________

 STATE OF                )
                    )    SS
COUNTY OF                )



On _____________________, 19__, before me
____________________, a
Notary Public for the State of California, personally appeared
___________________, known to me to be the
________________________________ and
_________________________,
respectively, of THE HARRIS COMPANY, the corporation that executed the within power of attorney, and acknowledged to me that such corporation executed the same.

_____________________________
                              Notary Public for the
State
                              of California



[SEAL]
                              My Commission Expires

_____________________________




See Cal. Civ. Code  1190.

EXHIBIT O

ASSUMPTION AGREEMENT
For good and valuable consideration, receipt of which
is hereby
acknowledged, and pursuant to the Asset Purchase
Agreement dated
as of July 21, 1998 (the "Agreement"), by and among
GOTTSCHALKS
INC., a Delaware corporation ("Buyer"), THE HARRIS
COMPANY, a
California corporation ("Seller"), and EL CORTE INGLES,
S.A., a
Spanish corporation and the parent of Seller, Seller
hereby
assigns and Buyer hereby assumes and agrees to pay and
otherwise
perform the liabilities and obligations (the "Assumed
Liabilities") set forth on Exhibit A, attached hereto
and
incorporated herein by this reference.
Upon the reasonable request of Seller at any time, and
from time
to time, after the date hereof, without further
consideration,
Buyer shall execute and deliver such further
instruments of
assumption and take such other actions as Seller
reasonably may
require for Buyer to more effectively evidence the
assumption of
the Assumed Liabilities.
This Assumption Agreement shall be binding upon and
inure to the
benefit of Buyer and Seller and their respective
successors and
assigns.
IN WITNESS WHEREOF, the parties hereto have caused this
Assumption Agreement to be executed this ___ day of
____________,
1998.
                              GOTTSCHALKS INC.
                              By:

                              THE HARRIS COMPANY
                              By:
                              By:

                              EL CORTE INGLES, S.A.
                              By:

EXHIBIT P

FORM OF ESTOPPEL CERTIFICATE FOR ACQUIRED LEASES
TO:  Gottschalks Inc.
7 River Park Place East
Fresno, California 93729
Attn:  Warren L. Williams, Esq.
Re:  Lease described in Schedule 1 hereto (the "Lease")
with
respect to certain premises (the "Leased Premises") in
the
[name of shopping center]         (the "Shopping
Center"),
[city]         , California


The undersigned (the "Landlord"), the landlord under the Lease covering the Leased Premises, has been informed by The
Harris
Company ("Harris"), the tenant under the Lease, that Harris has assigned or will assign the Lease to Gottschalks Inc.
("Gottschalks") and that Gottschalks has assumed or will assume the obligations of Harris under the Lease
(collectively, the
"Assignment"). After the Assignment, Gottschalks will continue to operate the department store currently operated by Harris on the Leased Premises. The department store will be operated under the trade name "Harris-Gottschalks".
As a condition precedent to the Assignment, Gottschalks is requiring and will be relying on this Landlord Estoppel
Certificate (this "Certificate").  Accordingly,
Landlord hereby
certifies to Gottschalks the following as of the date hereof:
1. Landlord is the lessor under the Lease, pursuant to which
Harris leases the Leased Premises. The Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived, except as described in Schedule 1 hereto.
2. The Lease is valid and in full force and effect on the date hereof. Landlord does not have any other agreements with Harris with respect to the Lease or the Leased Premises.
3. Harris is the current tenant under the Lease. All rent and other sums (including, but not limited to, taxes, utilities, maintenance fees, and insurance) due and payable under the Lease have been paid through the date of this Certificate.
No rents or
other charges (including, but not limited to, taxes, utilities, maintenance fees, and insurance) have been prepaid, other than as provided in the Lease.
4. No event has occurred and no condition exists that constitutes, or that would constitute with the giving of notice or the lapse of time or both, a default by Landlord or, to the best knowledge of Landlord, by Harris under the Lease.
Landlord
has no existing credits, defenses, offsets or counterclaims against the enforcement of the Lease by Harris.
5. All work required to be performed by Harris under the Lease has been completed, and all conditions of the Lease required to be satisfied by Harris have been satisfied, other than ongoing obligations such as the payment of rent.
6.   The Lease term commenced on _____________________,
_______,
and, exclusive of unexercised renewal options (as identified below) contained in the Lease, the Lease expires on _______________. Harris has ______ remaining option(s) to renew the term of the Lease for ______ year(s) each.
7. The security deposit held by Landlord under the Lease is
$________________.
8. Landlord has no knowledge of and has received no notice of any assignment, hypothecation or pledge of Harris's interest in the Lease.
9. Landlord has not received any notice of any present violation of any laws, regulations, or ordinances relating to the use or condition of the Leased Premises or the Shopping
Center.
10. Landlord does not currently engage in or permit, and has not in the past engaged in or permitted, within or upon the Leased
Premises or the Shopping Center, any use or disposal of any toxic or hazardous substances which are regulated under any federal, state, county or municipal laws, regulations, or ordinances, other than minimal, non-reportable quantities of substances used in the ordinary course of business. To Landlord's knowledge, no occupant of any portion of the Shopping Center has used or disposed of any toxic or hazardous substances on the Shopping
Center premises, other than minimal, non-reportable quantities of substances used by such occupants in the ordinary course of business.
11. Landlord is not the subject of any voluntary actions or, to
Landlord's knowledge, involuntary actions under any insolvency or bankruptcy laws.
12.  This Certificate binds Landlord and its
representatives,
successors and assigns. Landlord shall notify all successor owners, assignees and mortgagees of the existence and terms of this Certificate. Landlord understands that
Gottschalks is
relying upon the truth of the statements made in this Certificate in entering into the Assignment, and this Certificate shall inure to the benefit of Gottschalks, Harris and their respective representatives, successors and assigns. The undersigned has the power and authority to render this Certificate on behalf of
Landlord.


Date:  __________________, 1998              LANDLORD:
                                   [NAME OF LANDLORD]



                                   By:
__________________________
                                        Name:
                                        Title:

 SCHEDULE 1
Description of Lease
[Insert description of Lease]


EXHIBIT Q

FORM OF ESTOPPEL CERTIFICATE FOR MALL AGREEMENTS
TO:  Gottschalks Inc.
7 River Park Place East
Fresno, California 93729
Attn:  Warren L. Williams, Esq.
Re:  Reciprocal Easement Agreement -         [name of
shopping
center]         (the "Shopping Center"),
[city]
, California


The undersigned has been informed by The Harris Company
("Harris") that Gottschalks Inc. ("Gottschalks")
intends to
purchase substantially all of the assets of Harris (the
"Acquisition").  Harris presently [owns/leases] and
operates a
department store in the Shopping Center.  After the
Acquisition,
Gottschalks will continue to operate the department
store
currently operated by Harris in the Shopping Center.
The
department store will be operated under the trade name
"Harris-
Gottschalks".
The Shopping Center premises are encumbered and
benefitted by
that certain                         [title of
reciprocal
easement agreement]                         described
in Schedule
1 hereto (the "REA"). As a condition precedent to the Acquisition, Gottschalks is requiring and will be relying on this
Estoppel Certificate (this "Certificate").
The undersigned, a "Party" to the REA [and a party to the
Additional Agreement described in Schedule 2 hereto
(the
"Additional Agreement")], hereby confirms, as of the date of this
Certificate, as follows:
1. To the knowledge of the undersigned, no party is in default under the REA [or the Additional Agreement].
2. There has been no assignment, modification or amendment of the REA [or the Additional Agreement].
3. The REA [and the Additional Agreement] [is/are] in full force and effect.
This Certificate is for the benefit of and may be relied upon by
Gottschalks and its successors and assigns from time to time.

                                   Very truly yours,

                                   By:
                                        Name:
                                        Title:
Date: ____________________, 1998

 SCHEDULE 1
Description of REA
[Insert description of REA]

EXHIBIT R

[Form for ECI Leases]    KDW Draft 7/17/98

LANDLORD AGREEMENT


     CONGRESS FINANCIAL CORPORATION, a Delaware corporation
("Congress") has entered into financing arrangements with
GOTTSCHALKS INC., a Delaware corporation ("Debtor") pursuant to which Congress has been granted a security interest in any or all of Debtor's or its affiliates' personal property, including, but not limited to, inventory and equipment (hereinafter
"Personal
Property").  For purpose of this Agreement, the term
"Personal
Property" does not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures. Some of the Personal Property has or may from time to time become affixed to or be located on, wholly or in part, the real property leased by Debtor or its affiliates located at [Street Address of Property], the legal description of which is attached as Exhibit A (the "Premises"). The undersigned is the owner or lessor of the Premises.

     In order for Congress to consider making loans or providing other financial accommodations to Debtor or its affiliates in reliance upon the Personal Property as collateral, the undersigned agrees as follows:

     1. The undersigned waives and relinquishes any landlord's lien, rights of levy or distraint, claim, security interest or other interest the undersigned may now or hereafter have in or with respect to any of the Personal Property, whether for rent or otherwise.

     2. The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

     3. Congress, at its option, may either and use the
Premises for the purpose of repossessing, removing, selling or otherwise dealing with any of the Personal Property, and such license shall be irrevocable and shall continue from the date
Congress enters the Premises for a period of up to ninety (90) days after the receipt by Congress of written notice from the undersigned directing removal of the Personal Property;
provided,
that, (a) for each day that Congress uses the Premises pursuant to the rights granted to it hereunder, unless the undersigned has otherwise been paid rent in respect of any of such period,
Congress shall pay the regularly scheduled rent provided under the lease relating to the Premises between the undersigned and
Debtor (the "Lease"), prorated on a per diem basis to be determined on a thirty (30) days month, without thereby assuming the Lease or incurring any other obligations of Debtor and (b) any damage to the Premises caused by Congress or its representatives will be repaired by Congress at its sole expense.

     4. The undersigned agrees to send notice in writing of any default under the Lease to:

          Congress Financial Corporation
          225 South Lake Avenue, Suite 1000
          Pasadena, California  91101
          Attention:  Kristine Metchikian

          Upon receipt of such notice, Congress shall have the right, but not the obligation, to cure such default within ten
(10) days thereafter. Any payment made or act done by Congress to cure any such default shall not constitute an assumption of the Lease or any obligations of Debtor.

     5. This waiver may not be changed or terminated orally or by course of conduct and is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of Congress and the successors and assigns of Congress.

     6.   LANDLORD WAIVES ANY RIGHT TO A JURY TRIAL OF
ANY CLAIM
OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT.

     Dated this _____ day of July, 1998.

               EL CORTE INGLES, S.A.



               By: _________________________________
               Name: _______________________________
               Title: ________________________________
EXHIBIT A

Legal Property Description
 STATE OF CALIFORNIA                 )

    )
SS.
COUNTY OF _______________       )

On __________________________ before me,
_______________________________________________________
                     Date
Name and Title of Officer (e.g. "Jane Doe, Notary
Public")

personally appeared
_________________________________________________________________
__________

Name of Signer(s)

[       ]  personally known to me  -- OR --    [     ]
  proved
to me the basis of satisfactory evidence to the person(s)

whose name(s) is/are subscribed to the within instrument

and acknowledged to me that he/she/they executed the same

in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument person(s), or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


_________________________________________________

Signature of Notary Public

___________________________

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

            CAPACITY(IES) CLAIMED BY SIGNER(S)
DESCRIPTION OF ATTACHED DOCUMENT

[      ]    Individual
[      ]    Corporate Officer

Landlord Agreement
____________________________________________
_________________________________________
                               Title(s)
Title of Type of Document

[      ]    Partner(s)             [       ]  Limited
                                   [      ]   General
__________________________________________
                                          Number of
Pages
[      ]    Attorney-in-Fact
[      ]    Trustee(s)
[      ]    Guardian/Conservator
[      ]    Other _________________________________
__________________________________________
                                         Date of
Document

Signer is Representing:
Name of Person(s) or Entity(ies)

_____________________________________________
___________________________________________
                           Signer(s) Other Than Named
Above
_____________________________________________
EXHIBIT S

[Form for Acquired Leases]         KDW Draft 7/17/98

LANDLORD AGREEMENT

     CONGRESS FINANCIAL CORPORATION, a Delaware corporation
("Congress") has entered into financing arrangements with
GOTTSCHALKS INC., a Delaware corporation ("Debtor") pursuant to which Congress has been or may be granted a security interest in any or all of Debtor's or its affiliates' personal property, including, but not limited to, inventory and equipment
(hereinafter "Personal Property").  For purpose of this
Agreement, the term "Personal Property" does not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures. Some of the
Personal Property has or may from time to time become affixed to or be located on, wholly or in part, the real property leased by
Debtor or its affiliates located at [Street Address of Property], the legal description of which is attached as Exhibit A
(the
"Premises"). The undersigned is the owner or lessor of the
Premises.

     In order for Congress to consider making loans or providing other financial accommodations to Debtor or its affiliates in reliance upon the Personal Property as collateral, the undersigned agrees as follows:

     1. The undersigned waives and relinquishes any landlord's lien, rights of levy or distraint, claim, security interest or other interest the undersigned may now or hereafter have in or with respect to any of the Personal Property, whether for rent or otherwise.

     2. The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

     3. Congress, at its option, may either and use the
Premises for the purpose of repossessing, removing, selling or otherwise dealing with any of the Personal Property, and such license shall be irrevocable and shall continue from the date
Congress enters the Premises for a period of up to ninety (90) days after the receipt by Congress of written notice from the undersigned directing removal of the Personal Property;
provided,
that, (a) for each day that Congress uses the Premises pursuant to the rights granted to it hereunder, unless the undersigned has otherwise been paid rent in respect of any of such period,
Congress shall pay the regularly scheduled rent provided under the lease relating to the Premises between the undersigned and
Debtor (the "Lease"), prorated on a per diem basis to be determined on a thirty (30) days month, without thereby assuming the Lease or incurring any other obligations of Debtor and (b) any damage to the Premises caused by Congress or its representatives will be repaired by Congress at its sole expense.

     4. The undersigned agrees to send notice in writing of any default under the Lease to:

          Congress Financial Corporation
          225 South Lake Avenue, Suite 1000
          Pasadena, California  91101
          Attention:  Kristine Metchikian

          Upon receipt of such notice, Congress shall have the right, but not the obligation, to cure such default within ten
(10) days thereafter. Any payment made or act done by Congress to cure any such default shall not constitute an assumption of the Lease or any obligations of Debtor.

     5. This waiver may not be changed or terminated orally or by course of conduct and is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of Congress and the successors and assigns of Congress.

     6.   LANDLORD WAIVES ANY RIGHT TO A JURY TRIAL OF
ANY CLAIM
OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT.

     Dated this _____ day of July, 1998.

               [NAME OF LANDLORD]



               By: ________________________________
               Name: ______________________________
               Title: _______________________________
 EXHIBIT A

Legal Property Description
 STATE OF CALIFORNIA                 )

    )
SS.
COUNTY OF _______________       )

On __________________________ before me,
_______________________________________________________
                     Date
Name and Title of Officer (e.g. "Jane Doe, Notary
Public")

personally appeared
_________________________________________________________________
__________

Name of Signer(s)

[       ]  personally known to me  -- OR --    [     ]
  proved
to me the basis of satisfactory evidence to the person(s)

whose name(s) is/are subscribed to the within instrument

and acknowledged to me that he/she/they executed the same

in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument person(s), or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


_________________________________________________

Signature of Notary Public

_________________________________________________________________
___________________________

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

            CAPACITY(IES) CLAIMED BY SIGNER(S)
DESCRIPTION OF ATTACHED DOCUMENT

[      ]    Individual
[      ]    Corporate Officer

Landlord Agreement
____________________________________________
_________________________________________
                               Title(s)
Title of Type of Document

[      ]    Partner(s)             [       ]  Limited
                                    [      ]   General
__________________________________________
                                          Number of
Pages
[      ]    Attorney-in-Fact
[      ]    Trustee(s)
[      ]    Guardian/Conservator
[      ]    Other _________________________________
__________________________________________
                                         Date of
Document

Signer is Representing:
Name of Person(s) or Entity(ies)

_____________________________________________
___________________________________________
            Signer(s) Other Than Named Above
_____________________________________________

EXHIBIT T

FORM OF OPINION OF
McPETERS McALEARNEY SHIMOFF & HATT
_____________  __, 1998
Gottschalks Inc.
7 River Park Place East
Fresno, California 93270
Ladies and Gentlemen:
We have acted as general counsel for The Harris
Company, a
California corporation ("Seller") and as U.S. counsel to El Corte
Ingles, S.A., a Spanish corporation and the parent of Seller
("ECI"), in connection with the sale by Seller and the purchase by Gottschalks Inc., a Delaware corporation ("Buyer"), of substantially all of the assets of Seller and the assumption by
Buyer of certain specified liabilities of Seller pursuant to the
Asset Purchase Agreement dated as of July 21, 1998, by and among
Buyer, Seller and ECI (the "Asset Purchase Agreement).
This
opinion is being delivered to you at the request of ECI and
Seller pursuant to Section 9.2(d) of the Asset Purchase
Agreement. Capitalized terms used herein without definition have the same meanings as set forth in the Asset Purchase
Agreement.
In our capacity as such counsel we have examined originals or copies certified or otherwise identified to our satisfaction as being true copies of such records, documents or other instruments necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:
(a) Certificate of Incorporation of Seller, as amended to date;
(b)  the Bylaws of Seller and ECI, as amended to date;
(c) all records of proceedings and actions of the Board of
Directors and shareholders of Buyer relating to the Asset
Purchase Agreement and the transactions contemplated thereby;
(d)  the Asset Purchase Agreement;
(e)  the Tradename License Agreement;
(f)  the Employee Lease Agreement;
(g)  the Registration Rights Agreement;
(h)  the Standstill Agreement; and
(i)  the Stockholders' Agreement.
Documents (d) - (i) are collectively referred to as the "Transaction Documents".
We have assumed the genuineness of all signatures
(except for
those of the officers of Seller and ECI executing the Transaction
Documents), the authenticity of all items submitted to us as originals, the conformity with originals of all items submitted to us as copies. As to material matters of fact, we have, when relevant facts were not independently established, relied upon the [Officer's Certificate of Seller], dated as of ______, 1998 and the [Officers' Certificate of ECI], dated as of ________,
1998 furnished to us by Seller and ECI respectively, copies of each of which have been delivered to you.
On the basis of such examination and our consideration of such questions of law as we have deemed relevant in the circumstances, we are of the opinion, subject to the assumptions and limitations set forth herein, that:
1. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California.
Seller has the corporate power to own its properties and conduct its business. Seller has the corporate power and corporate authority to enter into the Seller Transaction
Documents and to
carry out the provisions of the Seller Transaction
Documents.
2. Neither the execution and delivery of any of the Transaction
Documents nor the consummation of the transactions contemplated thereby will conflict with or result in a breach by Seller or constitute a default under, the Articles of Incorporation or
Bylaws of Seller, or result in the imposition of any Encumbrance against any asset of Seller, or violate any Order or United
States federal or California law applicable to Seller or any of
Seller's assets.
3. Each of the Seller Transaction Documents have been duly authorized by all necessary corporate action on the part of
Seller. Each of the Seller Transaction Documents has been duly executed and delivered by Seller, and the Seller
Transaction
Documents each constitute the legally valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. We advise you that the enforceability of each of the Seller Transaction
Documents is
subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.
4.   Each of  the Asset Purchase Agreement, the
Standstill
Agreement, the Stockholders' Agreement, the Assumption
Agreement
and the New Leases (the "ECI Transaction Documents") has been duly executed and delivered by ECI, and the ECI
Transaction
Documents each constitute the legally valid and binding obligation of ECI, enforceable against ECI in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. We advise you that the enforceability of each of the ECI Transaction Documents is subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.
5. Except for those approvals and consents that have been obtained, the consummation of the sale of the Purchased
Assets
and Assumed Liabilities by Seller and ECI pursuant to the
Transaction Agreements does not require any order, consent, approval of, or filing or registration with any Governmental
Entity. All required proceedings and other action to assure compliance with applicable bulk sales laws have been duly taken.
In rendering the opinions expressed in Clauses 3 and 4, we have assumed that each of the Transaction Documents to which Buyer is a party has been duly authorized, executed and delivered by
Buyer, that Buyer has the requisite power and authority to execute, deliver and perform each of the Transaction
Documents to
which it is a party, that each of the Transaction
Documents to
which Buyer is a party constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms (as similarly qualified), and that Buyer has obtained all necessary Approvals and Permits required to be obtained by
Buyer in order to acquire the Purchased Assets and Assumed
Liabilities.
We express no opinion concerning (a) the laws of any jurisdiction other than California, the General Corporation Law of Delaware and the United States or (b) securities or antitrust law matters.
This opinion is solely for your benefit in connection with your acquisition of the Purchased Assets and assumption of Assumed
Liabilities and related transactions and may not be relied upon by, nor may copies be delivered to, any person other than a permitted assignee under the Asset Purchase Agreement, or used for any other purpose, without our prior written consent.

                 Respectfully submitted,


EXHIBIT U


EMPLOYEE LEASE AGREEMENT

This Employee Lease Agreement (the "Agreement") is entered into as of _______________, 1998, by and between Gottschalks
Inc., a
Delaware corporation ("Recipient"), and The Harris
Company, a
California corporation ("Provider").

R E C I T A L S

WHEREAS, Recipient and Provider are parties to an Asset
Purchase
Agreement (the "Purchase Agreement") pursuant to which
Recipient
will acquire substantially all of the assets of Provider's department store business.
WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the Closing (as defined in the
Purchase Agreement).

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:
1. Transition Services.  The Provider shall provide the
Recipient
with the services of the Provider's employees named on Exhibit A
(the "Employees") which exhibit is attached hereto and made a part hereof. The services to be provided by each of the
Employees shall also be set forth on Exhibit A.  The
Provider
shall use its best efforts to assure that each Employee performs such services in the same manner that such Employee performed such services prior to the Closing Date (as defined in the
Purchase Agreement), except as such services may be modified by the Recipient. Recipient shall provide written notice to the
Provider (with a copy to the affected Employee) of any such modification.
2. Term. The Provider shall provide the services of each of the
Employees to the Recipient for a term commencing at the Closing
Date and ending with respect to each of the Employees as of a date to be determined by the Recipient (the
"Termination Date").
The Recipient shall provide written notice to the Provider (with a copy to the affected Employee) of each Employee's
Termination
Date at least three days prior to the Termination Date for the relevant Employee. In no event shall any Termination
Date be
more than ninety days after the Closing Date.  The
Provider shall
use its best efforts to retain the services of each Employee until his or her Termination Date.
3. Benefits. Unless otherwise requested by Recipient, the
Provider shall furnish and keep in full force and effect with respect to each Employee (and, with respect to group health insurance, his or her eligible dependents) from the Closing Date until the Employee's Termination Date such group health, disability and life insurance, vacation, holiday and sick pay policies, workers' compensation insurance, 401(k) savings plan, general liability insurance and, with respect to any Employee who was an officer of the Provider immediately prior to the Closing, such car allowance as was in effect with respect to such Employee immediately prior to the Closing Date.
4. Service Fee.  The Recipient shall pay to the
Provider for each
payroll period the amount set forth in Exhibit A for each
Employee who has not reached his or her Termination
Date (the
"Fee"). The Recipient may issue a single check covering the Fee for all of the Employees for a payroll period. The amount set forth on Exhibit A for each of the Employees shall be limited to the following items (the "Reimbursable Expenses") with respect to each of the Employees:
(a) his or her salary for the payroll period;
(b) the Provider's share of the Employee's payroll taxes;
(c) any costs incurred by the Provider for the payroll period to provide the Employee with the benefits set forth in
Section 3 of
this Agreement; and
(d) any reasonable and necessary costs incurred by the Provider for the payroll period to administer this Agreement including but not limited to payroll processing costs for the Employees (but excluding any personnel costs of Provider of employees whose services are not provided to Recipient hereunder).
The Fee may be prorated for any payroll period in which an
Employee's services are not provided to the Recipient for a full payroll period. For any payroll period which includes an
Employee's final date of employment with the Provider, the Fee shall also include any accrued vacation pay of such Employee attributable to the term of this Agreement.
5. Billing and Payment. The Provider shall receive payment of the Fee for each payroll period at its office no later than three days before the date on which payroll checks are to be distributed to the Employees. The Provider shall provide to the
Recipient immediately following the distribution of payroll checks a record of the exact amounts paid by the Provider for the
Reimbursable Expenses for the applicable payroll period. If the amount actually paid by the Provider for a particular payroll period for the Reimbursable Expenses differs from the Fee paid to the Provider by the Recipient for that payroll period, the
Recipient shall make the appropriate adjustment in the payment of the Fee for the following payroll period. If at the end of the final payroll period in which this Agreement is in effect, the aggregate amount of Fees paid by the Recipient to the Provider differs from the aggregate amount of Reimbursable
Expenses paid
by the Provider, any excess amount received by the Provider shall be promptly refunded to the Recipient or any amount due the
Provider shall be promptly paid to the Provider.
6. Independent Contractor Status. The parties acknowledge that
Provider is an independent contractor of the Recipient and that all of the Employees are employees of Provider only.
Notwithstanding the foregoing, Recipient may offer any Employee employment with the Recipient commencing immediately following the Employee's Termination Date. The Provider shall not represent itself as having any relationship to the Recipient other than that of an independent contractor for the limited purposes described in this Agreement. During the term of this
Agreement and upon each Employee's Termination Date, the Provider shall comply with all federal, state and local laws applicable to its employment of the Employees, including but not limited to the continuation of medical coverage requirements of federal law.
The Provider shall be responsible for the payment of all salaries, federal, state and local payroll taxes and all benefits described in Section 3 for and on behalf of the Employees.
7. Severance Obligations. Each of the Employees who continues to be employed by the Provider and provide services to the Recipient pursuant to this Agreement from the Closing Date until his
Termination Date shall be entitled to receive severance pay from the Provider in accordance with the Provider's severance pay policy in effect immediately prior to the Closing Date.
Amounts
paid to the Employees pursuant to the preceding sentence shall be treated as "Severance Amounts" for purposes of applying the provisions of Section 8.4(c) of the Purchase Agreement.
8. Indemnification.
(a) Recipient shall indemnify and hold the Provider harmless for any penalty, claim, liability, deficiency, damages, loss or litigation costs (including without limitation reasonable attorneys' fees) arising from: (i) the performance by Provider of its obligations under this Agreement in accordance with its terms; (ii) the performance of services by the Employees in accordance with this Agreement; (iii) any act, incident or injury
(other than a failure described in Section 8(b) below) arising out of and relating to the performance of services in accordance with this Agreement; and (iv) Recipient's failure to fulfill its obligations under this Agreement.
(b) Provider shall indemnify and hold the Recipient harmless for any penalty, claim, liability, deficiency, damages, loss or litigation costs (including without limitation reasonable attorneys' fees) arising from the Provider's failure to fulfill its obligations under this Agreement.
9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given upon delivery in person or by telecopier or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a) If to Recipient:
     Gottschalks Inc.
     7 River Park Place
     Fresno, CA 93720
     Attention:  General Counsel

(b) If to Provider:
     The Harris Company
     _________________
     _________________
     Attention:  ____________________

10. Counterparts. This Agreement may be executed in any number of separate counterparts signed by one or more of the parties hereto, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

11. Binding Effect; Assignability. This Agreement shall be binding on and inure solely to the benefit of the parties hereto, their respective successors and permitted assigns, and is not intended to create rights for any third party. This
Agreement
and the rights and obligations hereunder may not be assigned by either party hereto, whether by operation of law or otherwise, without the written consent of the other party and any such attempt at assignment shall be void and unenforceable.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California, except to the extent that such laws are preempted by federal law.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of the parties relating thereto.

14. Modification and Amendment. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of such termination, amendment, supplement, waiver or modification is sought. No failure on the part of either party to exercise, no delay in exercising, no partial exercise of, and no course of dealing with respect to, any right, power or privilege under this
Agreement shall operate as a waiver thereof.

15. Dispute Resolution.  The provisions of sections
13.1, 13.3
and 13.4 of the Purchase Agreement are incorporated by references herein as if set forth in full herein.

16. Severability. Every section, paragraph, clause and subclause of this Agreement shall as far as possible be deemed to be severable from every other section, paragraph, clause and subclause. If for any reason any such section, paragraph, clause or subclause is held by a court of competent jurisdiction or a competent administrative body to be illegal, unlawful, void, voidable, invalid or unenforceable, then (i) such holding shall not (unless it expressly provides to the contrary) render illegal, unlawful, void, voidable, invalid or unenforceable any other such section, paragraph, clause or subclause, and
(ii) the
parties hereby agree to negotiate in good faith to replace the section, paragraph, clause or subclause that is the subject matter of the holding with a similar but permissible provision.

17. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the date first set forth above.
                         GOTTSCHALKS INC.
                         By
                         Its


                         THE HARRIS COMPANY
                         By
                         Its


 E X H I B I T    A

Name of Employee Services
Payroll Period
Service Fee

EXHIBIT V

INVESTMENT REPRESENTATIONS AND CERTIFICATION

          The undersigned, The Harris Company, a
California
corporation ("Seller") hereby certifies to and agrees with
Gottschalks Inc., a Delaware corporation ("Buyer") as follows, and makes the following representations to Buyer, with the intent that Buyer rely thereon to determine Seller's suitability as an investor in Buyer and to assure compliance with applicable securities laws. This certificate is being delivered pursuant to
Section 9.2(f) of the Asset Purchase Agreement by and among
Buyer, Seller and El Corte Ingles, S.A., a Spanish corporation and the parent of Seller dated as of July 21, 1998 (the
"Agreement"; capitalized terms used but not defined herein have the meanings set forth in the Agreement).

     1. Seller has been provided copies of, and has read and understood the Agreement and all exhibits and schedules attached thereto, other agreements contemplated thereby to which Seller or any of its Affiliates or Associates is a party, the Buyer
Disclosure Schedule and all other information concerning Buyer that has been provided to Seller in writing in connection therewith.

     2. Seller has such knowledge and experience in business and financial matters that Seller is capable of utilizing the information provided about Buyer to evaluate the risks and merits of the exchange of the Purchased Assets for Buyer's
Common Stock
and the 8% Subordinated Note and Seller's other rights and duties under the Agreement and hereunder.

     3. Seller has adequate means of providing for Seller's current financial needs and possible contingencies and has no need in the foreseeable future to sell or pledge any securities issued by Buyer.

     4.   Seller is acquiring certain of Buyer's
securities
pursuant to the Agreement for Seller's own account for investment without a view to or for sale in connection with any distribution thereof, and will not sell or distribute any of such securities in violation hereof or of the Agreement, the Stockholders'
Agreement, the Securities Act, the General Rules and
Regulations
of the SEC promulgated thereunder, or any other applicable securities laws, including but not limited to those of the United
States, the State of California and the State of Delaware.

          5.   Seller acknowledges and agrees that:

     (a)  Notwithstanding anything in this Section 5,
Seller's
rights with respect to the Buyer's Common Stock are limited by the Stockholders' Agreement;

     (b)  Buyer's Common Stock must be held, and
neither such
stock nor any interest therein may be sold, transferred or otherwise disposed of, unless any transfer thereof is then registered or qualified under the Securities Act and any other applicable state securities laws or Buyer has received a written opinion of Seller's counsel, satisfactory to counsel for Buyer, to the effect that an exemption from such registration and qualification is available with respect to such action;

     (c) if such opinion relies on the exemption from registration in Section 4(1) or 4(2) of, or any rule interpretation derived therefrom under, the Securities
Act (or
any analogous exemptions under state securities laws)
Seller
shall obtain, to the extent required by such opinion or by Buyer, and deliver to Buyer a copy of the prospective transferee's: (i) representations to Buyer, similar to those contained herein or otherwise customary in the circumstances as to the transferee's non-distributive intent, sophistication, understanding of (and ability to bear) risk, and access to information, (ii) acknowledgement concerning restrictions on transfer of Buyer's
Common Stock and (iii) assumption of obligations of Seller hereunder;

     (d) Buyer's registrar and transfer agent will maintain a stop transfer order against the registration or transfer of
Buyer's Common Stock held by Seller to assure compliance with applicable securities laws; and

     (e)  the certificate(s) representing Buyer's
Common Stock to
be held by Seller will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN
REGISTERED OR QUALIFIED UNDER ANY STATE OR FEDERAL LAW
AND
NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE SOLD
OR
TRANSFERRED WITHOUT COMPLYING WITH SUCH LAWS AND
PROVIDING TO THE
ISSUER A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE
ISSUER
THAT AN EXEMPTION FROM REGISTRATION OR QUALIFICATION
UNDER
APPLICABLE STATE AND FEDERAL LAWS IS THEN AVAILABLE.
THESE
SECURITIES ARE SUBJECT TO CERTAIN OTHER RESTRICTIONS
PURSUANT TO
AN AGREEMENT BETWEEN THE ISSUER, HOLDER AND CERTAIN EL
CORTE
INGLES, S.A. DATED AS OF __________, 1998.

     6. Seller does not have in mind any sale of Buyer's Common
Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any specific event or circumstance;
has no
present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or which is likely to compel a disposition of Buyer's Common Stock or any interest therein, by pledge or otherwise; and is not aware of any circumstances presently in existence that are likely in the future to prompt such a transfer or other disposition thereof.

     7.   Seller agrees to indemnify Buyer and hold
Buyer
harmless from and against any Losses incurred on account of or arising out of any inaccuracy in Seller's declarations, representations, and covenants set forth herein, the disposition of any of Buyer's Common Stock Seller will receive contrary to his foregoing declarations, representations, and covenants, and any action, suit or proceeding based upon the claim that Seller's declarations, representations, or covenants were inaccurate or misleading or otherwise cause for obtaining damages or redress from Buyer or the disposition of any of Buyer's Common
Stock or
any part thereof in violation hereof or of any securities laws.

Executed this __________ day of _______, 1998.

                                   THE HARRIS COMPANY




By__________________________
                                   Name:
                                   Title:




EXHIBIT W

FORM OF OPINION OF
[ECI'S COUNSEL]
_____________  __, 1998
Gottschalks Inc.
7 River Park Place East
Fresno, California 93270
Ladies and Gentlemen:
We have acted as counsel for El Corte Ingles, S.A., a Spanish corporation ("ECI"), in connection with the sale by The
Harris
Company, a California corporation and a wholly-owned subsidiary of ECI ("Seller"), and the purchase by Gottschalks
Inc., a
Delaware corporation ("Buyer"), of substantially all of the assets of Seller and the assumption by Buyer of certain specified liabilities of Seller pursuant to the Asset Purchase
Agreement
dated as of July 21, 1998, by and among Buyer, Seller and ECI
(the "Asset Purchase Agreement"). This opinion is being delivered to you at the request of ECI and Seller pursuant to Section
9.2(d) of the Asset Purchase Agreement. Capitalized terms used herein without definition have the same meanings as set forth in the Asset Purchase Agreement.
In our capacity as such counsel we have examined originals or copies certified or otherwise identified to our satisfaction as being true copies of such records, documents or other instruments necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments include the following:
(a) Certificate of Incorporation of ECI [or Spanish equivalent], as amended to date;
(b) the Bylaws of ECI [or Spanish equivalent], as amended to date;
(c) all records of proceedings and actions of the Board of
Directors of ECI relating to the Asset Purchase
Agreement and the
transactions contemplated thereby;
(d)  the Asset Purchase Agreement;
(e)  the Standstill Agreement; and
(f)  the Stockholders' Agreement.
Documents (d) - (f) are collectively referred to as the ECI
Transaction Documents.
We have assumed the genuineness of all signatures
(except  those
of the officers of Seller and ECI executing the ECI
Transaction
Documents), the authenticity of all items submitted to us as originals, the conformity with originals of all items submitted to us as copies [and the due authority of all persons executing the same]. As to material matters of fact, we have, when relevant facts were not independently established, relied upon the [Officer's Certificate of Seller], dated as of ______, 1998 and the [Officers' Certificate of ECI], dated as of ________,
1998 furnished to us by Seller and ECI respectively, copies of each of which have been delivered to you.
On the basis of such examination and our consideration of such questions of law as we have deemed relevant in the circumstances, we are of the opinion, subject to the assumptions and limitations set forth herein, that:
1. ECI is duly organized, existing and in good standing under the laws of Spain with corporate power to own its properties and conduct its business. ECI has the corporate power and corporate authority to enter into each of the ECI Transaction
Documents and
to carry out the provisions of each of the ECI
Transaction
Documents.
2. Neither the execution and delivery of any of the ECI
Transaction Documents nor the consummation of the transactions contemplated thereby will conflict with or result in a breach by
ECI or constitute a default under, the charter documents of ECI or any material agreement or instrument to which ECI is a party or is bound, or result in the imposition of any Encumbrance against any asset of ECI, or violate any Order or Law applicable to ECI.
3. Each of the ECI Transaction Documents has been duly authorized by all necessary corporate action on the part of ECI.
4. Except for those approvals and consents that have been obtained, the performance of ECI under the ECI
Transaction
Documents does not require any order, consent, approval of, or filing or registration with any Governmental Entity of Spain.
5. A money judgment obtained in the courts of the United States against ECI will be recognized and enforceable against ECI and its assets in the courts of Spain. A arbitration award obtained from a United States arbitrator pursuant to the terms of the ECI
Transaction Documents against ECI will be recognized and enforceable against ECI and its assets in the courts of Spain, if that arbitration award meets the requirements of the U.N.
Convention on the Recognition and Enforcement of Foreign Aribtral
Awards.
We express no opinion concerning the laws of any jurisdiction other than Spain.
This opinion is solely for your benefit in connection with your acquisition of the Purchased Assets and assumption of Assumed
Liabilities and related transactions and may not be relied upon by, nor may copies be delivered to, any person other than a permitted assignee under the Asset Purchase Agreement, or used for any other purpose, without our prior written consent.

                              Respectfully submitted,
EXHIBIT X

FORM OF OPINION OF O'MELVENY & MYERS LLP
_________________  __, 1998



The Harris Company
El Corte Ingles, S.A.

Ladies and Gentlemen:
We have acted as counsel for Gottschalks Inc., a Delaware corporation ("Buyer"), in connection with the acquisition by
Buyer of substantially all of the assets of The Harris
Company, a
California corporation ("Seller") pursuant to the Asset
Purchase
Agreement dated as of July 21, 1998, (the "Asset
Purchase
Agreement"), by and among Buyer, Seller and El Corte
Ingles,
S.A., a Spanish corporation and the parent of Seller
("ECI").  We
are providing this opinion to you at the request of Buyer pursuant to Section 9.3(c) of the Asset Purchase
Agreement.
Except as otherwise indicated, capitalized terms used in this opinion and defined in the Asset Purchase Agreement will have the meanings given in the Asset Purchase Agreement.
 In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate including the following:
(a) Certificate of Incorporation of Buyer, as amended to date;
(b)  the Bylaws of Buyer, as amended to date;
(c) all records of proceedings and actions of the Board of
Directors of Buyer relating to the Asset Purchase
Agreement and
the transactions contemplated thereby;
(d)  the Asset Purchase Agreement;
(e)  the Tradename License Agreement;
(f)  the Employee Lease Agreement;
(g)  the Registration Rights Agreement;
(h)  the Standstill Agreement;
(i)  the Stockholders' Agreement; and
(j)  the 8% Subordinated Note.
Documents (d) - (j) are collectively referred to as the Buyer
Transaction Documents.
As to relevant matters, we have relied upon, among other things, the Buyer's factual representations in the Officers'
Certificate
of Buyer. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.
We have assumed the genuineness of all signatures
(other than the
signatures of persons signing the Buyer Transaction
Documents and
the 8% Subordinated Note on behalf of Buyer), the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the Buyer's obligations depend on the enforceability of the Buyer Transaction Documents against the other parties to the Buyer Transaction Documents, we have assumed that the Buyer
Transaction Documents are enforceable against the other parties thereto. On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:
1. Buyer has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, with corporate power to enter into the Buyer Transaction
Documents,
and to perform its obligations under the Buyer
Transaction
Documents.
2. The execution, delivery and performance of the Buyer
Transaction Documents have been duly authorized by all necessary corporate action on the part of the Buyer, and the Buyer
Transaction Documents have been duly executed and delivered by the Buyer.
3. Each Buyer Transaction Document constitutes the legally valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally
(including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.
4. Buyer's execution and delivery of, and performance of its obligations, on or prior to the date of this opinion, under the
Buyer Transaction Documents do not (i) violate the Buyer's
Certificate of Incorporation and Bylaws, (ii) violate, breach or result in a default under, any existing obligation of or restriction on the Buyer under any other agreement (the
"Other
Agreements") listed in an exhibit to Buyer's most recent annual report on Form 10-K or (iii) breach or otherwise violate any existing obligation of or restriction on Buyer under any order, judgment or decree of any California or federal court or governmental authority binding on Buyer identified the Officers'
Certificate of Buyer.
5. The execution by Buyer of, and performance of its obligations under, the Asset Purchase Agreement do not violate any California or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to Buyer or to transactions of the type contemplated by the Asset Purchase Agreement.
6. The shares of Buyers' common stock to be issued as payment, in part, for the Purchased Assets have been duly authorized by all necessary corporate action on the part of Buyer and, upon payment for and delivery of the shares of common stock in accordance with the Asset Purchase Agreement and the countersigning of the certificate or certificates representing the shares of common stock by a duly authorized signatory of the registrar for Buyer's common stock, the shares will be validly issued, fully paid and non-assessable.
Our opinion in paragraph 3 above as to the enforceability of the
Buyer Transaction Documents is subject to (i) public policy considerations, statues or court decisions that may limit the rights of a party to obtain indemnification against its own negligence, willful misconduct or unlawful conduct;
(ii) the
unenforceability under certain circumstances of provisions imposing penalties, liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges and increased interest rates upon default; (iii) the unenforceability under certain circumstances of choice of law provisions; and
(iv) with
respect to the Registration Rights Agreement, the unenforceability of the indemnity provisions contained therein as they relate to the federal securities law.
We express no opinion with respect to your ability to collect attorneys' fees and costs in an action involving the Buyer
Transaction Documents if you are not the prevailing party in that action (we call your attention to the effect of Section
1717 of
the California Civil Code, which provide that where a contract permits on party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision
o the
contract shall be entitled to recover its reasonable attorneys'
fees).
We express no opinion as to any provision of the Buyer
Transaction Documents requiring written amendments or waivers of the Buyer Transaction Documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.
We express no opinion (i) concerning federal or state securities law or regulations, (ii) federal or state antitrust, unfair competition or trade practice laws or regulations or federal or state laws and regulations concerning filing requirements.
We advise you that Section 12.4 of the Asset Purchase
Agreement,
which provides for exclusive jurisdiction of the courts of the
State of California, may not be binding on the courts in the forum selected or excluded.
The law covered by this opinion is limited to the present federal law of the United States and the present law of the States of
California and the General Corporation Law of Delaware.
We
express no opinion as to the laws of any other jurisdiction and no opinion regarding the statues, administrative decisions, rules, regulation or requirements of any county, municipality, subdivision or other local authority of any jurisdiction.
 This opinion is furnished by us as counsel for Buyer and may be relied upon you only in connection with the transactions contemplated by the Asset Purchase Agreement. This opinion may not be used or relied upon by you for any other purpose or by any other person, nor may copies by delivered to any other person, without in each instance our prior written consent.

                              Respectfully submitted,